                                                                    EXHIBIT 99.3


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                                WARRANT AGREEMENT


                                     BETWEEN


                              BELCO OIL & GAS CORP.


                                       AND


                            JOINT ENERGY DEVELOPMENT
                         INVESTMENTS LIMITED PARTNERSHIP


                       -----------------------------------


                          DATED AS OF NOVEMBER 26, 1997


                       -----------------------------------



                  Warrants to Purchase 1,666,667 Common Shares




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

                                TABLE OF CONTENTS

RECITALS..........................................................................................................1

AGREEMENT.........................................................................................................1

1.      DEFINITIONS...............................................................................................1

2.      WARRANT CERTIFICATES......................................................................................6
        2.1    Issuance of Warrant................................................................................6
        2.2    Form, Denomination and Date of Warrants............................................................6
        2.3    Execution and Delivery of Warrant Certificates.....................................................7
        2.4    Transfer and Exchange..............................................................................7

3.      EXERCISE AND EXPIRATION OF WARRANTS.......................................................................8
        3.1    Right to Acquire Warrant Shares Upon Exercise......................................................8
        3.2    Exercise and Expiration of Warrants................................................................8
               (a)    Exercise of Warrants........................................................................8
               (b)    Expiration of Warrants......................................................................8
               (c)    Method of Exercise..........................................................................9
               (d)    Partial Exercise............................................................................9
               (e)    Issuance of Warrant Shares..................................................................9
               (f)    Time of Exercise...........................................................................10
        3.3    Payment of Taxes..................................................................................10
        3.4    Surrender of Certificates.........................................................................10
        3.5    Shares Issuable...................................................................................11

4.      DISSOLUTION, LIQUIDATION OR WINDING UP...................................................................11

5.      ADJUSTMENTS..............................................................................................11
        5.1    Adjustments.......................................................................................11
               (a)    Stock Dividends, Subdivisions and Combinations.............................................11
               (b)    Certain Other Dividends and Distributions..................................................12
               (c)    Reclassifications..........................................................................13
               (d)    Distribution of Warrants or Other Rights to Holders of Common
                      Shares.....................................................................................13
               (e)    Superseding Adjustment of Number of Warrant Shares into Which
                      Each Warrant is Exercisable................................................................13
               (f)    Other Provisions Applicable to Adjustments under this Section..............................14
               (g)    Warrant Price Adjustment...................................................................15
               (h)    Merger, Consolidation or Combination.......................................................15
               (i)    Compliance with Governmental Requirements..................................................15
               (j)    Optional Tax Adjustment....................................................................15

               (k)    Warrants Deemed Exercisable...........................16
               (l)    Limitations on Certain Non-Stock Dividends............16
        5.2    Notice of Adjustment.........................................16
        5.3    Statement on Warrant Certificates............................16
        5.4    Fractional Interest..........................................16

6.      LOSS OR MUTILATION..................................................17

7.      RESERVATION AND AUTHORIZATION OF WARRANT SHARES.....................17

8.      WARRANT TRANSFER BOOKS..............................................18

9.      WARRANT HOLDERS.....................................................19
        9.1    Voting or Dividend Rights....................................19
        9.2    Rights of Action.............................................19
        9.3    Treatment of Holders of Warrant Certificates.................19
        9.4    Communications to Holders....................................19

10.     NOTICES.............................................................20
        10.1   Notices Generally............................................20
        10.2   Required Notices to Holders..................................21

11.     APPLICABLE LAW......................................................22

12.     PERSONS BENEFITING..................................................22

13.     COUNTERPARTS........................................................22

14.     AMENDMENTS..........................................................22

15.     INSPECTION..........................................................23

16.     SUCCESSOR TO THE COMPANY............................................23

17.     ENTIRE AGREEMENT....................................................23

18.     HEADINGS............................................................23

                                    EXHIBITS


A.      List of Warrant Certificates To Be Issued..........................A-1

B.      Form of Warrant Certificate........................................B-1

                               WARRANT AGREEMENT

     This WARRANT AGREEMENT, dated as of November 26, 1997 (the "Issue Date"), is entered into between BELCO OIL & GAS CORP., a Nevada corporation (the "Company"), and JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership ("JEDI").

                                    RECITALS

     A. This Agreement is entered into in connection with the Agreement and Plan of Merger, dated as of October 31, 1997, by and among the Company, Belco Acquisition Sub, Inc., a Delaware corporation, and Coda Energy, Inc., a Delaware corporation (the "Merger Agreement").

     B. Pursuant to the Merger Agreement, the Company proposes to issue to JEDI 1,666,667 Warrants, as hereinafter described, each to purchase from time to time at the Warrant Price (as defined below) one Common Share (as defined below) of the Company after the Trigger Date (as defined below) and on or prior to the Expiration Date (as defined below).

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

1.   DEFINITIONS

     "Additional Common Shares" shall mean all Common Shares issued or issuable by the Company after the date of this Agreement, other than the Warrant Shares.

     "Affiliate" shall mean, as to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control of such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, "Affiliate" shall not include any wholly-owned Subsidiary of the Company.

     "Agreement" shall mean this Warrant Agreement, as the same may be amended, modified or supplemented from time to time.

     "Business Day" shall mean a day which in New York, New York is neither a legal holiday nor a day on which banking institutions are authorized by law or regulation to close.

     "Capital Stock" of any Person shall mean any and all shares, interests, participations, or other equivalents (however designated) of such Person's capital stock, and any warrants, options or similar rights to acquire such capital stock.

     "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange
Act) other than any one or more Principals or their Affiliates, (ii) the adoption of a plan relating to the liquidation or dissolution of the Company,
(iii) the consummation of any transaction (including, without limitation, any purchase, sale, acquisition, disposition, merger or consolidation) the result of which is that any "person" (as such term is used in Section 13(d)(3) of the Exchange Act), other than one or more Principals or their Affiliates, becomes the "beneficial owner" (as such term is described in Rule 13d-3 and Rule 13d-5 under the Exchange Act) of more than 50% of the aggregate voting power of all classes of Capital Stock of the Company having the right to elect directors under ordinary circumstances, (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors or
(vi) a "Rule 13e-3 transaction" (as such term is defined in Rule 13e-3 under the Exchange Act). For purposes of this definition, "Principals" means (i) Robert A. Belfer, (ii) the spouse of Robert A. Belfer, (iii) Laurence D. Belfer, (iv) the spouse of Laurence D. Belfer, (v) the lineal descendants of Robert A. Belfer, and (vi) trusts in which Robert A. Belfer, the spouse of Robert A. Belfer, Laurence D. Belfer, the spouse of Laurence D. Belfer, or a lineal descendant of Robert A. Belfer is a beneficiary, and "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who
(i) was a member of such Board of Directors on the date of this Agreement or
(ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     "Common Equity Securities" shall mean any class or series of Common Shares of the Company.

     "Common Shares" shall mean (i) the common stock, par value $.01 per share, of the Company, as constituted on the original issuance of the Warrants, (ii) any Capital Stock into which such Common Shares may thereafter be changed and
(iii) any share of the Company of any other class issued to holders of such Common Shares upon any reclassification thereof.

     "Company" shall mean the company identified in the preamble hereof and its successors and assigns.

     "Corporate Office" shall mean the executive offices of the Company located at 767 Fifth Avenue, 46th Floor, New York, New York 10583 or such other place as the Company shall locate its executive offices.

     "Current Market Price" shall mean, with respect to any security on any date:

             (1) if the Company does not have a class of equity securities registered under the Exchange Act, the value of such security (a) most recently determined as of a date within the one month preceding such date by an Independent Financial Expert using one or more valuation methods that such Independent Financial Expert, in its best professional judgment, determines to be most appropriate but without giving effect to the discount for any lack of liquidity of the security or to the fact that the Company may not have any class of equity securities registered under the Exchange Act and assuming that the Warrants are currently exercisable (in the event of more than one such determination, the determination for the later date shall be used) or (b) if no such determination shall have been made within such one month period, determined as of such date by an Independent Financial Expert as described in (a) above, or

             (2) if the Company does have a class of equity securities registered under the Exchange Act, the average of the daily Market Prices of such security for each Business Day during the period commencing thirty
     (30) Business Days before such date and ending on the date one day prior to such date or, if the Company has had a class of equity securities registered under the Exchange Act for less than thirty (30) consecutive Business Days before such date, then the average of the daily Market Price for all of the Business Days before such date for which daily Market Prices are available provided, however, that in the event that the Current Market Price per share of a security is determined during a period following the announcement by the Company of (A) a dividend or distribution on such a security payable in shares of such a security or securities convertible into shares of such a security, or (B) any subdivision, combination or reclassification of such security, and prior to the expiration of such thirty (30) Business Day period before such date (or, if applicable, such lesser number of Business Days before such date for which daily Market Prices are available) after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then in each such case, Current Market Price shall be properly adjusted to take into account ex-dividend trading.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Expiration Date" shall mean November 25, 2000 or such earlier date as determined in accordance with Section 4.

     "Holder" or "Warrantholder" shall mean any Person in whose name at the time any Warrant Certificate is registered upon the Warrant Register.

     "Independent" shall mean a nationally recognized investment banking firm or Person (as the case may be) (i) that does not then have, and for the ten years immediately preceding such time has not had (and, in the case of a nationally recognized investment banking firm, whose directors, officers, employees and Affiliates do not then have, and for the ten years immediately preceding such time have not had) a direct or indirect interest in the Company or any of its Subsidiaries or Affiliates or any successor to any of them and (ii) that is not then, and for the ten years immediately preceding such time was not (and, in the case of a nationally recognized investment banking firm, whose directors, officers, employees or Affiliates are not then, and for the ten years immediately preceding such time were not) an employee, consultant, advisor, director, officer or Affiliate (it being understood that the term "Independent" when applied to a director of the Company, means a non-employee director of the Company whose only relationship with the Company during the relevant period has been as a director of the Company) of the Company, any of its Subsidiaries or Affiliates or any successor to any of them.

     "Independent Financial Expert" shall mean an Independent nationally recognized investment banking firm with assets in excess of $1.0 billion selected by a majority of the members of the Board of Directors (and by a majority of the Independent members of the board, if any) of the Company.

     "JEDI" shall mean the limited partnership identified in the preamble hereof and its successors.

     "Market Price" shall mean (A) in the case of a security listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or The Wall Street Journal, Eastern Edition, or if such newspaper is no longer published then in a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each Business Day, designated by the Company or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported, and (D) if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Current Market Value of the security shall be determined as if the Company did not have a class of equity securities registered under the Exchange Act.

     "Non-Stock Dividend" shall mean any payment by the Company to all holders of its Common Shares of any dividend, or any other distribution by the Company to such holders, of any shares of Capital Stock of the Company, evidences of indebtedness of the Company, cash or other assets (including rights, warrants or other securities (of the Company or any other Person)), other than any dividend or distribution (i) upon a merger or consolidation or sale to which
Section 5.1(h) applies, (ii) of any Common Shares referred to in Section 5.1(a) or (iii) of cash not in liquidation of the Company.

     "Non-Surviving Combination" shall mean any merger, consolidation or other business combination by the Company with one or more other entities in a transaction in which the Company is not the surviving entity or becomes a wholly-owned subsidiary of another entity.

     "outstanding" shall mean, as of the time of determination, when used with respect of any Warrants, all Warrants originally issued under this Agreement except (i) Warrants that have been exercised pursuant to Section 3.2(a), (ii) Warrants that have expired pursuant to Sections 3.2(b), 4 or 6 and (iii) Warrants that have otherwise been acquired by the Company; provided, however, that in determining whether the Holders of the requisite amount of the outstanding Warrants have given any request, demand, authorization, direction, notice, consent or waiver under the provisions of this Agreement, Warrants owned by the Company or any Subsidiary or Affiliate of the Company or any Person that is at such time a party to a merger or acquisition agreement with the Company shall be disregarded and deemed not to be outstanding.

     "Person" shall mean any individual, corporation (including a business trust), partnership, joint venture, association, joint-stock company, trust, estate, limited liability company, unincorporated association, unincorporated organization, government or agency or political subdivision thereof or any other entity.

     "Recipient" shall have the meaning given such term in Section 3.2(e).

     "Restricted Warrants" shall have the meaning given such term in Section 2.2(b).

     "Restricted Warrant Legend" shall mean the legend so designated on the Warrant Certificate attached hereto as Exhibit A.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Subsidiary" shall mean, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

     "Trigger Date" shall mean the earliest of (i) November 26, 1998, (ii) the date of a Change of Control or (iii) the date of any notice given pursuant to
Section 3.2(g).

     "Warrant Certificates" shall mean those certain warrant certificates evidencing the Warrants, substantially in the form of Exhibit A attached hereto.

     "Warrant Price" shall mean the exercise price per Warrant Share, initially set at $27.50, subject to adjustment as provided in Section 5.1(g).

     "Warrant Register" shall have the meaning given such term in Section 8.

     "Warrant Shares" shall mean the Common Shares issuable upon exercise of the Warrants, the number of which is subject to adjustment from time to time in accordance with Section 5.

     "Warrants" shall mean those warrants issued hereunder to purchase initially up to an aggregate of 1,666,667 Warrant Shares at the Warrant Price, subject to adjustment pursuant to Section 5.

2.   WARRANT CERTIFICATES

     2.1 Issuance of Warrant. An aggregate of 1,666,667 Warrants shall be issued on the date of this Agreement to JEDI. The Company shall issue to JEDI Warrant Certificates evidencing such Warrants. Each Warrant Certificate issued pursuant to this Section 2.1 shall evidence the number of Warrants specified therein and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase one Warrant Share, subject to adjustment as provided in Section 5.

     2.2 Form, Denomination and Date of Warrants.

         (a) Warrant Certificates shall be substantially in the form of Exhibit A hereto. The Warrants shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine. Each Warrant shall be dated the date of its authentication. Any of the Warrants may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Warrants are admitted to trading, or to conform to general usage. All Warrants shall be otherwise substantially identical except as to denomination and as provided herein.

         (b) Each Warrant Certificate issued pursuant to this Agreement ("Restricted Warrants") will bear the Restricted Warrant Legend unless removed in accordance with Section 2.4.

     2.3 Execution and Delivery of Warrant Certificates.

         (a) Warrant Certificates evidencing the Warrants which may be delivered under this Agreement are limited to Warrant Certificates evidencing 1,666,667 Warrants, except for Warrant Certificates delivered pursuant to Sections 2.4, 3.2(d), 6 and 8 upon registration of transfer of, or in exchange for, or in lieu of, one or more previously issued Warrant Certificates.

         (b) At any time and from time to time on or after the date of this Agreement, Warrant Certificates evidencing the Warrants may be executed and delivered by the Company for issuance.

         (c) The Warrant Certificates shall be executed in the corporate name and on behalf of the Company by the Chairman (or any Co-Chairman) of the Board, the Chief Executive Officer, the President or any one of the Vice Presidents of the Company under corporate seal reproduced thereon and attested to by the Secretary or one of the Assistant Secretaries of the Company, either manually or by facsimile signature printed thereon. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before and delivery thereof, such Warrant Certificates may, nevertheless, be issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Agreement any such person was not such an officer.

     2.4 Transfer and Exchange.

         (a) If a holder of a Restricted Warrant wishes at any time to transfer such Restricted Warrant to a Person who wishes to take delivery thereof in the form of a Restricted Warrant, such holder may, subject to the restrictions on transfer set forth herein and in such Restricted Warrant, cause the exchange of such Restricted Warrants for one or more Restricted Warrants of any authorized denomination or denominations and exercisable for the same aggregate number of Warrant Shares. Upon receipt by the Company at its Corporate Office of (1) such Restricted Warrant, duly endorsed as provided herein, (2) instructions from such holder directing the Company to authenticate and deliver one or more Restricted Warrants exercisable for the same aggregate number of Warrant Shares as the Restricted Warrant to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Restricted Warrants to be so issued and appropriate delivery instructions, and (3) an opinion of counsel, reasonably satisfactory to the Company, to the transferor of such Restricted Warrant to the effect that the transfer of such Restricted Warrant has been registered under the Securities Act or is exempt from registration thereunder pursuant to an applicable exemption therefrom, then the Company shall cancel or cause to be canceled such Restricted Warrant and, concurrently therewith, the Company shall execute and deliver, one or more

Restricted Warrants to the effect set forth therein, in accordance with the instructions referred to above.

         (b) If Warrants are issued upon the transfer, exchange or replacement of Warrants bearing the Restricted Warrant Legend, or if a request is made to remove such Restricted Warrant Legend, the Warrants so issued shall bear the Restricted Warrant Legend, or the Restricted Warrant Legend shall not be removed, as the case may be, unless there is delivered to the Company satisfactory evidence, which may include an opinion of counsel as may be reasonably required by the Company to the effect that neither the Restricted Warrant Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act or, with respect to Restricted Warrants, that such Warrants are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence the Company shall authenticate and deliver Warrant Certificates that do not bear the Restricted Warrant Legend.

         (c) No service charge shall be made to a Warrantholder for any registration of transfer or exchange; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

3.   EXERCISE AND EXPIRATION OF WARRANTS

     3.1 Right to Acquire Warrant Shares Upon Exercise.

     Each Warrant Certificate shall entitle the Holder thereof, subject to the provisions thereof and of this Agreement, to acquire from the Company, for each Warrant evidenced thereby, one Warrant Share at the Warrant Price, subject to adjustment as provided in this Agreement. The Warrant Price shall be adjusted from time to time as required by Section 5.1. The Warrants are exercisable at any time on and after the Trigger Date and on or prior to the Expiration Date.

     3.2 Exercise and Expiration of Warrants.

         (a) Exercise of Warrants. Subject to the terms and conditions set forth herein, including, without limitation, the exercise procedure described in
Section 3.2(c), a Holder of a Warrant Certificate may exercise all or any whole number of the Warrants evidenced thereby, on any Business Day on and after the Trigger Date until 5:00 p.m., New York City time, on the Expiration Date (subject to earlier expiration pursuant to Section 4) for the Warrant Shares purchasable thereunder.

         (b) Expiration of Warrants. The Warrants shall terminate and become void as of 5:00 p.m., New York City time, on the Expiration Date, subject to earlier expiration in accordance with Section 4. In the event that the Warrants are to expire by reason of Section 4, the term "Expiration Date" shall mean such earlier date for all purposes of this Agreement.

         (c) Method of Exercise. The Holder may exercise all or any of the Warrants by either of the following methods:

             (i) The Holder may deliver to the Company at the Corporate Office
         (A) a written notice of such Holder's election to exercise Warrants, duly executed by such Holder in the form set forth on the reverse of, or attached to, such Warrant Certificate, which notice shall specify the number of Warrant Shares to be purchased, (B) the Warrant Certificate evidencing such Warrants and (C) a sum equal to the aggregate Warrant Price for the Warrant Shares into which such Warrants are being exercised, which sum shall be paid in any combination elected by such Holder of (x) a company or personal check payable to the order of the Company and delivered to the Company at the Corporate Office, or
         (y) wire transfers in immediately available funds to the account of the Company at such banking institution as the Company shall have given notice to the Holders in accordance with Section 10.1(b); or

             (ii) The Holder may also exercise all or any of the Warrants in a "cashless" or "net-issue" exercise by delivering to the Company at the Corporate Office (A) a written notice of such Holder's election to exercise Warrants, duly executed by such Holder in the form set forth on the reverse of, or attached to, such Warrant Certificate, which notice shall specify the number of Warrant Shares to be delivered to such Holder and the number of Warrant Shares with respect to which such Warrants are being surrendered in payment of the aggregate Warrant Price for the Warrant Shares to be delivered to the Holder, and (B) the Warrant Certificate evidencing such Warrants. For purposes of this subparagraph (ii), each Warrant Share as to which such Warrants are surrendered in payment of the aggregate Warrant Price will be attributed a value equal to (x) the Current Market Price per share of Common Shares minus (y) the then-current Warrant Price.

         (d) Partial Exercise. If fewer than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company. The Company, subject to the provisions of Section 8, as may be directed in writing by the Holder, shall deliver the new Warrant Certificate to the Person or Persons in whose name such new Warrant Certificate is so registered.

         (e) Issuance of Warrant Shares. Upon surrender of a Warrant Certificate evidencing Warrants in conformity with the foregoing provisions and payment of the Warrant Price in respect of the exercise of one or more Warrants evidenced thereby, when such payment is received, the Company shall thereupon, as promptly as practicable, and in any event within five Business Days after receipt by the Company of such notice of exercise, execute or cause to be executed and deliver or cause to be delivered to the Recipient (as defined below) a certificate or certificates representing the aggregate number of Warrant Shares issuable upon such exercise (based upon the aggregate number of Warrants so exercised), determined in accordance with Section 3.5, together with an amount in cash in lieu of any fractional share(s) determined in accordance with Section 5.4. The certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in such notice of exercise and shall be registered or otherwise placed in the name of, and delivered to, the Holder or, subject to Section 2.2 and Section 3.3, such other Person as shall be designated by the Holder in such notice (the Holder or such other Person being referred to herein as the "Recipient").

         (f) Time of Exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date on which all requirements set forth in Section 3.2(c) applicable to such exercise have been satisfied. Subject to Section 5.1(f)(iv), certificate(s) evidencing the Warrant Shares issued upon the exercise of such Warrant shall be deemed to have been issued and, for all purposes of this Agreement, the Recipient shall, as between such Person and the Company, be deemed to be and entitled to all rights of the holder of record of such Warrant Shares as of such time.

         (g) In the event that the Company shall propose any transaction which would result in a Change of Control, the Company shall send a written notice to each holder of Warrant Certificates not less than 20 days prior to the consummation of the transaction that would result in such Change of Control.

     3.3 Payment of Taxes.

     The Company shall pay any and all taxes (other than income taxes) and other charges that may be payable in respect of the issue or delivery of Warrant Shares on exercise of Warrants pursuant hereto. The Company shall not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for Warrant Shares or payment of cash to any Recipient other than the Holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue or deliver any certificate or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or
(b) it has been established to the Company's satisfaction that any such tax or other charge that is or may become due has been paid.

     3.4 Surrender of Certificates.

     Any Warrant Certificate surrendered for exercise shall be promptly canceled by the Company and shall not be reissued by the Company.

     3.5 Shares Issuable.

     The number of Warrant Shares "issuable upon exercise" of Warrants at any time shall be the number of Warrant Shares into which such Warrants are then exercisable. The number of Warrant Shares "into which each Warrant is exercisable" initially shall be one share, subject to adjustment as provided in
Section 5.1.

4.   DISSOLUTION, LIQUIDATION OR WINDING UP

     If, on or prior to the Expiration Date, the Company (or any other Person controlling the Company) shall propose a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, the Company shall give written notice thereof to all Holders of Warrant Certificates in the manner provided in Section 10 prior to the date on which such transaction is expected to become effective or, if earlier, the record date for such transaction. Such notice shall also specify the date as of which the holders of record of the Common Shares shall be entitled to exchange their shares for moneys, securities or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, the date on which each Holder of Warrant Certificates shall be entitled to receive the moneys, securities or other property which such Holder would have been entitled to receive had such Holder been the holder of record of the Warrant Shares into which the Warrants were exercisable immediately prior to such dissolution, liquidation or winding up (net of the then applicable Warrant Price) and the date on which the rights to exercise the Warrants shall terminate.

     In case of any such voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall retain any moneys, securities or other property which the Holders are entitled to receive under this Agreement. After any Holder has surrendered a Warrant Certificate to the Company, the Company shall make payment in the appropriate amount to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrant Certificate. The Company shall not be required to pay interest on any money deposited pursuant to the provisions of this Section 4.

5.   ADJUSTMENTS

     5.1 Adjustments.

     The number of Warrant Shares into which each Warrant is exercisable and the Warrant Price shall be subject to adjustment from time to time after the Issue Date in accordance (and only in accordance) with the provisions of this Section 5:

         (a) Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time after the date hereof the Company shall:

         (i) pay to the holders of its Common Shares a dividend payable in, or make any other distribution on any class of its capital stock in, Common Shares (other than a dividend or distribution upon a merger or consolidation or sale to which Section 5.1(h) applies);

         (ii) subdivide its outstanding Common Shares into a larger number of Common Shares (other than a subdivision upon a merger or consolidation or sale to which Section 5.1(h) applies); or

         (iii) combine its outstanding Common Shares into a smaller number of Common Shares (other than a combination upon a merger or consolidation or sale to which Section 5.1(h) applies);

then, (x) in the case of any such dividend or distribution, effective immediately after the opening of business on the day after the date for the determination of the holders of Common Shares entitled to receive such dividend or distribution or (y) in the case of any subdivision or combination, effective immediately after the opening of business on the day after the day upon which such subdivision or combination becomes effective, the number of Warrant Shares into which each Warrant is exercisable shall be adjusted to that number of Warrant Shares determined by (A) in the case of any such dividend or distribution, multiplying the number of Warrant Shares into which each Warrant is exercisable at the opening of business on the day after the day for determination by a fraction (not to be less than one), (1) the numerator of which shall be equal to the sum of the number of Common Shares outstanding at the close of business on such date for determination and the total number of shares constituting such dividend or distribution and (2) the denominator of which shall be equal to the number of Common Shares outstanding at the close of business on such date for determination, or (B) in the case of any such combination, by proportionately reducing, or, in the case of any such subdivision, by proportionately increasing, the number of Warrant Shares into which each Warrant is exercisable at the opening of business on the day after the day upon which such subdivision or combination becomes effective.

         (b) Certain Other Dividends and Distributions. In case at any time or from time to time after the date hereof the Company shall effect a Non-Stock Dividend (other than any dividend or distribution of any warrants, options or rights referred to in Section 5.1(d)), then, and in each such case, effective immediately after the opening of business on the day after the date for the determination of the holders of Common Shares entitled to receive such distribution, the number of Warrant Shares into which each Warrant is exercisable shall be adjusted to that number determined by multiplying the number of Warrant Shares into which each Warrant is exercisable immediately prior to the close of business on the date of determination by a fraction, (i) the numerator of which shall be the Current Market Price per Common Share on such date of determination and (ii) the denominator of which shall be such Current Market Price per Common Share minus the portion applicable to one Common Share of the fair market value (as determined in good faith by the Board of Directors of the Company) of such securities or other assets so distributed pursuant to such Non-Stock Dividend.

         (c) Reclassifications. A reclassification of the Common Shares (other than any such reclassification in connection with a merger or consolidation or sale to which Section 5.1(h) applies) into Common Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Shares of such shares of such other class of stock for the purposes and within the meaning of Section 5.1(b) (and the effective date of such reclassification shall be deemed to be "the date for the determination of the holders of Common Shares entitled to receive such distribution" for the purposes and within the meaning of Section 5.1(b)) and, if the outstanding number of Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares for the purposes and within the meaning of Section 5.1(a) (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or combination becomes effective" for the purposes and within the meaning of
Section 5.1(a)).

         (d) Distribution of Warrants or Other Rights to Holders of Common Shares. In case at any time or from time to time after the Effective Date the Company shall make a distribution to all holders of outstanding Common Shares of any warrants, options or other rights to subscribe for or purchase any Additional Common Shares or securities convertible into or exchangeable for Additional Common Shares (other than a distribution of such warrants, options or rights upon a merger or consolidation or sale to which Section 5.1(h) applies), whether or not the rights to subscribe or purchase thereunder are immediately exercisable, and the consideration per share for which Additional Common Shares may at any time thereafter be issuable pursuant to such warrants or other rights shall be less than the Current Market Price per Common Share on the date fixed for determination of the holders of Common Shares entitled to receive such distribution, then, and for each such case, effective immediately after the opening of business on the day after the date for determination, the number of Warrant Shares into which each Warrant is exercisable shall be adjusted to that number determined by multiplying the number of Warrant Shares into which each Warrant is exercisable at the opening of business on the day after such date for determination by a fraction (not less than one), (i) the numerator of which shall be the number of Common Shares outstanding at the close of business on such date for determination plus the maximum number of Additional Common Shares issuable pursuant to all such warrants or other rights and (ii) the denominator of which shall be the number of Common Shares outstanding at the close of business on such date for determination plus the number of Common Shares that the minimum consideration received and receivable by the Company for the issuance of such maximum number of Additional Common Shares pursuant to the terms of such warrants or other rights would purchase at such Current Market Price.

         (e) Superseding Adjustment of Number of Warrant Shares into Which Each Warrant is Exercisable. In case at any time after any adjustment of the number of Warrant Shares into which each Warrant is exercisable shall have been made pursuant to Section 5.1(d) on the basis of the distribution of warrants or other rights or after any new adjustment of the number of Warrant Shares into which each Warrant is exercisable shall have been made pursuant to this Section 5.1(e), such warrants or rights shall expire, and all or a portion of such warrants or rights shall not have been exercised, then, and in each such case, upon the election of the Company such previous adjustment in respect of such warrants or rights which have expired without exercise shall be rescinded and annulled as to any then outstanding Warrants, and the Additional Common Shares that were deemed for purposes of the computations set forth in Section 5.1(d) to have been issued or sold by virtue of such adjustment in respect of such warrants or rights shall no longer be deemed to have been distributed.

         (f) Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of Warrant Shares into which each Warrant is exercisable and to the Warrant Price under this Section 5.1:

         (i) Treasury Stock. The sale or other disposition of any issued Common Shares owned or held by or for the account of the Company shall be deemed an issuance or sale of Additional Common Shares for purposes of this
     Section 5. The Company shall not pay any dividend on or make any distribution on Common Shares held in the treasury of the Company. For the purposes of this Section 5.1, the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares.

         (ii) When Adjustments Are to be Made. The adjustments required by Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(d) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Warrant Shares into which each Warrant is exercisable that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases the Warrant Shares into which each Warrant is exercisable immediately prior to the making of such adjustment by at least 1%. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(d) and not previously made, would result in such minimum adjustment.

         (iii) Fractional Interests. In computing adjustments under this Section 5, fractional interests in Common Shares shall be taken into account to the nearest one-thousandth of a share.

         (iv) Deferral of Issuance upon Exercise. In any case in which this
     Section 5 shall require that an adjustment to the Warrant Shares into which each Warrant is exercisable be made effective pursuant to Section 5.1(a)(i), 5.1(b) or 5.1(d) prior to the occurrence of a specified event and any Warrant is exercised after the time at which the adjustment became effective but prior to the occurrence of such specified event, the Company may elect to defer until the occurrence of such specified event the issuing to the Holder of the Warrant Certificate evidencing such Warrant (or other Person entitled thereto) of, and may delay registering such Holder or other Person as the recordholder of, the Warrant

     Shares over and above the Warrant Shares issuable upon such exercise determined in accordance with Section 3.5 on the basis of the Warrant Shares into which each Warrant is exercisable prior to such adjustment determined in accordance with Section 3.5; provided, however, that the Company shall deliver to such Holder or other person a due bill or other appropriate instrument evidencing the right of such Holder or other Person to receive, and to become the record holder of, such Additional Common Shares, upon the occurrence of the event requiring such adjustment.

         (g) Warrant Price Adjustment. Whenever the number of Warrant Shares into which a Warrant is exercisable is adjusted as provided in this Section 5.1, the Warrant Price payable upon exercise of the Warrant shall simultaneously be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares into which such Warrant was exercisable immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares into which such Warrant was exercisable immediately thereafter.

         (h) Merger, Consolidation or Combination. In the event the Company merges, consolidates or otherwise combines with or into any Person, then, as a condition of such merger, consolidation or combination, lawful and adequate provisions shall be made whereby Warrantholders shall, in addition to their other rights hereunder, thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Agreement upon exercise of the Warrants and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of Warrant Shares) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

         (i) Compliance with Governmental Requirements. Before taking any action that would cause an adjustment reducing the Warrant Price below the then par value of any of the Warrant Shares into which the Warrants are exercisable, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and non assessable Warrant Shares at such adjusted Warrant Price.

         (j) Optional Tax Adjustment. The Company may at its option, at any time during the term of the Warrants, increase the number of Warrant Shares into which each Warrant is exercisable, or decrease the Warrant Price, in addition to those changes required by Section 5.1(a), 5.1(b), 5.1(c), 5.1(d) or 5.1(g), as deemed advisable by the Board of Directors of the Company, in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the Recipients.

         (k) Warrants Deemed Exercisable. For purposes solely of this Section 5, the number of Warrant Shares which the holder of any Warrant would have been entitled to receive had such Warrant been exercised in full at any time or into which any Warrant was exercisable at any time shall be determined assuming such Warrant was exercisable in full at such time, although such Warrant may not be exercisable in full at such time pursuant to Section 3.2(a).

         (l) Limitations on Certain Non-Stock Dividends. The Company agrees that it will not declare or pay any Non-Stock Dividend subject to Section 5.1(b) hereof to the extent that the fair market value of the property or other assets to be distributed in respect of one Common Share equals or exceeds the Current Market Price per Common Share at the date of determination.

     5.2 Notice of Adjustment.

     Whenever the number of Warrant Shares into which a Warrant is exercisable is to be adjusted, or the Warrant Price is to be adjusted, in either case as herein provided, the Company shall compute the adjustment in accordance with
Section 5.1, and shall, promptly after such adjustment becomes effective, cause a notice of such adjustment or adjustments to be given to all Holders in accordance with Section 10.1(b).

     5.3 Statement on Warrant Certificates.

     Irrespective of any adjustment in the number or kind of shares into which the Warrants are exercisable, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares initially issuable pursuant to this Agreement.

     5.4 Fractional Interest.

     The Company shall not issue fractional Warrant Shares on the exercise of Warrants. If Warrant Certificates evidencing more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Warrants so to be exercised. If any fraction of a Warrant Share would, except for the provisions of this Section 5.4, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall, in lieu of issuing any fractional Warrant Shares, pay an amount in cash calculated by it to be equal to the then Current Market Price per Common Share on the date of such exercise multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive their right to receive any fraction of a Warrant Share or a stock certificate representing a fraction of a Warrant Share.

6.   LOSS OR MUTILATION

     Upon (i) receipt by the Company of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and such reasonable and customary security or indemnity as may be required by the Company to save the Company harmless and (ii) surrender, in the case of mutilation, of the mutilated Warrant Certificate to the Company and cancellation thereof, then, in the absence of notice to the Company that the Warrants evidenced thereby have been acquired by a bona fide purchaser, the Company shall execute and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange therefor or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. At the written request of such registered Holder, the new Warrant Certificate so issued shall be retained by the Company as having been surrendered for exercise, in lieu of delivery thereof to such Holder, and shall be deemed for purposes of Section 3.2 to have been surrendered for exercise on the date the conditions specified in clauses (i) and (ii) of the preceding sentence were first satisfied.

     Upon the issuance of any new Warrant Certificate under this Section 6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     Every new Warrant Certificate executed and delivered pursuant to this
Section 6 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

     The provisions of this Section 6 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

7.   RESERVATION AND AUTHORIZATION OF WARRANT SHARES

     The Company shall at all times reserve and keep available, free from preemptive rights, solely for issue upon the exercise of Warrants as herein provided, such number of its authorized but unissued Warrant Shares deliverable upon the exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants. The Company covenants that all Warrant Shares will, at all times that Warrants are exercisable, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which the Common Shares are then listed. The Company covenants that (i) all Warrant Shares that may be issued upon exercise of Warrants shall upon issuance be duly and validly authorized, issued and fully paid and nonassessable and free of preemptive or similar rights and (ii) the stock certificates issued to evidence any such Warrant Shares will comply with Section 78 of the Nevada Revised Statutes (or its successor) and any other applicable law.

     The Company hereby authorizes and directs its current and future transfer agents for the Common Shares at all times to reserve stock certificates for such number of authorized shares as shall be requisite for such purpose. The Company will supply such transfer agents with duly executed stock certificates for such purposes.

8.   WARRANT TRANSFER BOOKS

     The Company will maintain at the Corporate Office where Warrant Certificates may be surrendered for registration of transfer or exchange and where Warrant Certificates may be surrendered for exercise of Warrants evidenced thereby. The Company will give prompt written notice to all Holders of Warrant Certificates of any change in the location of Corporate Office.

     The Warrant Certificates evidencing the Warrants shall be issued in registered form only. The Company shall cause to be kept at the Corporate Office a warrant register (the "Warrant Register") in which, subject to such reasonable regulations as the Company may prescribe and such regulations as may be prescribed by law, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.

     Subject to Section 2.4, upon surrender for registration of transfer of any Warrant Certificate at the Corporate Office, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrant Certificates evidencing a like aggregate number of Warrants.

     Subject to Section 2.4, (i) at the option of the Holder, Warrant Certificates may be exchanged at the Corporate Office upon payment of the charges herein provided for other Warrant Certificates evidencing a like aggregate number of Warrants and (ii) whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute and deliver the Warrant Certificates of the same tenor and evidencing the same number of Warrants as evidenced by the Warrant Certificates surrendered by the Holder making the exchange.

     All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

     Subject to Section 2.4, every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing.

9.   WARRANT HOLDERS

     9.1 Voting or Dividend Rights.

     Prior to the exercise of the Warrants, except as may be specifically provided for herein, (i) no Holder of a Warrant Certificate, as such, shall be entitled to any of the rights of a holder of Common Shares, including, without limitation, the right to vote at or to receive any notice of any meetings of stockholders; (ii) the consent of any Holder shall not be required with respect to any action or proceeding of the Company; (iii) except as provided in Section 4, no Holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, shall have any right to receive any stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the stockholders of the Company prior to, or for which the relevant record date preceded, the date of the exercise of such Warrant; and (iv) no Holder shall have any right not expressly conferred by this Agreement or Warrant Certificate held by such Holder.

     9.2 Rights of Action.

     All rights of action against the Company in respect of this Agreement are vested in the Holders of the Warrant Certificates, and any Holder of any Warrant Certificate, without the consent of the Holder of any other Warrant Certificate, may, in such Holder's own behalf and for such Holder's own benefit, enforce and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise, exchange or tender for purchase such Holder's Warrants in the manner provided in this Agreement.

     9.3 Treatment of Holders of Warrant Certificates.

     Every Holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company and with every subsequent holder of such Warrant Certificate that, prior to due presentment of such Warrant Certificate for registration of transfer, the Company may treat the Person in whose name the Warrant Certificate is registered as the owner thereof for all purposes and as the Person entitled to exercise the rights granted under the Warrants, and neither the Company nor any agent of the Company shall be affected by any notice to the contrary.

     9.4 Communications to Holders.

         (a) If any Holder of a Warrant Certificate applies in writing to the Company and such application states that the applicant desires to communicate with other Holders with respect to its rights under this Agreement or under the Warrants, then the Company shall, within five (5) Business Days after the receipt of such application, and upon payment to the Company by such applicant of the reasonable expenses of preparing such list, provide to such applicant a list of the names and addresses of all Holders of Warrant Certificates as of the most recent practicable date.

         (b) Every Holder of Warrant Certificates, by receiving and holding the same, agrees with the Company that neither the Company nor any agent of either of the Company shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 9.4(a).

10.  NOTICES

     10.1  Notices Generally.

           (a) Any request, notice, direction, authorization, consent, waiver, demand or other communication permitted or authorized by this Agreement to be made upon, given or furnished to or filed with the Company by the other party hereto or by any Holder shall be sufficient for every purpose hereunder if in writing (including telecopy communication) and telecopied or delivered by hand (including by courier service) as follows:

           If to the Company, to it at:

                Belco Oil & Gas Corp.
                767 Fifth Avenue, 46th Floor
                New York, New York 10583

                Attention: Chief Executive Officer
                Telecopy No.:  (212) 644-2230

           If to a Holder, to it at:

                to the address provided
                to Company upon issuance
                of the Warrants

or, in either case, such other address as shall have been set forth in a notice delivered in accordance with this Section 10.1(a).

     All such communications shall, when so telecopied or delivered by hand, be effective when telecopied with confirmation of receipt or received by the addressee, respectively.

     Any Person that telecopies any communication hereunder to any Person shall, on the same date as such telecopy is transmitted, also send, by first class mail, postage prepaid and addressed to such Person as specified above, an original copy of the communication so transmitted.

           (b) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Warrant Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by a method reasonably approved in good faith by the Company as one which would be most reliable under the circumstances for successfully delivering the notice to the addressees shall constitute a sufficient notification for every purpose hereunder.

     10.2  Required Notices to Holders.

     In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Common Shares or to make any other distribution to the holders of its Common Shares for which an adjustment is required to be made pursuant to Section 5, (ii) to distribute to the holders of its Common Shares rights to subscribe for or to purchase any Additional Common Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Common Shares, (iv) to effect any transaction described in Section 5.1(h) or (v) to effect the liquidation, dissolution or winding up of the Company, then, and in each such case, the Company shall give to each Holder of a Warrant Certificate, in accordance with Section 10.1(b), a notice of such proposed action or event. Such notice shall specify (x) the date on which a record is to be taken for the purposes of such dividend or distribution; and (y) the date on which such reclassification, transaction, event, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, transaction, event, liquidation, dissolution or winding up. Such notice shall be given, in the case of any action covered by clause (i) or
(ii) above, at least ten (10) days prior to the record date for determining holders of the Common Shares for purposes of such action or, in the case of any action covered by clauses (iii) through (v), at least twenty (20) days prior to the applicable effective or expiration date specified above or, in any such case, prior to such earlier time as notice thereof shall be required to be given pursuant to Rule 10b-17 under the Exchange Act, if applicable.

     If at any time the Company shall cancel any of the proposed transactions for which notice has been given under this Section 10.2 prior to the consummation thereof, the Company shall give each Holder prompt notice of such cancellation in accordance with Section 10.1(b) hereof.

11.  APPLICABLE LAW

     THIS AGREEMENT, EACH WARRANT CERTIFICATE ISSUED HEREUNDER, EACH WARRANT EVIDENCED THEREBY AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

12.  PERSONS BENEFITING

     This Agreement shall be binding upon and inure to the benefit of the Company and JEDI, and their respective successors and assigns and the Holders from time to time of the Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, JEDI and the Holders of the Warrant Certificates, any right, remedy or claim under or by reason of this Agreement or any part hereof. Each Holder, by acceptance of a Warrant Certificate, agrees to all of the terms and provisions of this Agreement applicable thereto.

13.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14.  AMENDMENTS

     This Agreement may be amended by the Company only with the consent of the Holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Warrant Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein).

     Upon execution and delivery of any amendment pursuant to this Section 14, such amendment shall be considered a part of this Agreement for all purposes and every Holder of a Warrant Certificate theretofore or thereafter delivered hereunder shall be bound thereby.

     Promptly after the execution by the Company of any such amendment, the Company shall give notice to the Holders of Warrant Certificates, setting forth in general terms the substance of such amendment, in accordance with the provisions of Section 10.1(b). Any failure of the Company to mail such notice or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

15.  INSPECTION

     The Company may require such Holder to submit his Warrant Certificate for inspection by it.

16.  SUCCESSOR TO THE COMPANY

     So long as Warrants remain outstanding, the Company will not enter into any Non-Surviving Combination unless the acquirer (or its parent company under any triangular acquisition) shall expressly assume by a supplemental agreement, executed and delivered to the Company, in form reasonably satisfactory to the Company, the due and punctual performance of every covenant of this Agreement on the part of the Company to be performed and observed and shall have provided for exercise rights in accordance with Section 5.1(h). Upon the consummation of such Non-Surviving Combination, the acquirer (or its parent company under any triangular acquisition) shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such acquirer (or its parent company under any triangular acquisition) had been named as the Company herein.

17.  ENTIRE AGREEMENT

     This Agreement sets forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous agreements among all or some of the parties hereto with respect thereto, whether written, oral or otherwise.

18.  HEADINGS

     The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        BELCO OIL & GAS CORP.


                                        By:
                                           -----------------------------------
                                           Robert A. Belfer, Chairman of the
                                           Board and Chief Executive Officer


                                        JOINT ENERGY DEVELOPMENT INVESTMENTS
                                        LIMITED PARTNERSHIP

                                        By: Enron Capital Management Limited
                                            Partnership, its general partner

                                        By: Enron Capital Corp., its
                                            general partner

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                                                       EXHIBIT A

                       FORM OF FACE OF WARRANT CERTIFICATE

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.


                              BELCO OIL & GAS CORP.

                               WARRANT CERTIFICATE
                                   EVIDENCING
                       WARRANTS TO PURCHASE COMMON SHARES


No.                                                                    Warrants
   -------------------                                ----------------

     THIS CERTIFIES THAT, for value received, _______________________ ___________________________, or registered assigns, is the registered owner of
______________________ Warrants to Purchase Common Shares of Belco Oil & Gas Corp., a Nevada corporation (the "Company," which term includes any successor thereto under the Warrant Agreement), and is entitled, subject to and upon compliance with the provisions hereof and of the Warrant Agreement, at such Holder's option, at any time when the Warrants evidenced hereby are exercisable, to purchase from the Company one Warrant Share for each Warrant evidenced hereby, at the purchase price of $27.50 per share (as adjusted from time to time, the "Warrant Price"), payable in full at the time of purchase, the number of Warrant Shares into which and the Warrant Price at which each Warrant shall be exercisable, each being subject to adjustment as provided in Section 5 of the Warrant Agreement.

     The Holder of this Warrant Certificate may exercise all or any whole number of the Warrants evidenced hereby, on any Business Day on and after the Trigger Date until 5:00 p.m., New York City time, on November , 2000 (subject to earlier expiration pursuant to Section 4 of the Warrant Agreement, the "Expiration Date") for the Warrant Shares purchasable hereunder.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this certificate to be duly executed under its corporate seal.

                                              BELCO OIL & GAS CORP.


[SEAL]                                        By:
                                                 ------------------------------
                                                 Robert A. Belfer, Chairman of
                                                 the Board and Chief
                                                 Executive Officer

ATTEST:


-------------------------
Dated:

                        [REVERSE OF WARRANT CERTIFICATE]

                              BELCO OIL & GAS CORP.

                               WARRANT CERTIFICATE
                                   EVIDENCING
                       WARRANTS TO PURCHASE COMMON SHARES

1.   General.

     The Warrants evidenced hereby are one of a duly authorized issue of Warrants of the Company designated as its Warrants to Purchase Common Shares ("Warrants"), limited in aggregate number to Warrants issued under and in accordance with the Warrant Agreement, dated as of November , 1997 (the "Warrant Agreement"), between the Company and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), to which Warrant Agreement and all amendments thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, JEDI, the Holders of Warrant Certificates and the owners of the Warrants evidenced thereby and of the terms upon which the Warrant Certificates are, and are to be, delivered. A copy of the Warrant Agreement shall be available at all reasonable times at the Corporate Office for inspection by the Holder hereof.

     In the event of the exercise of less than all of the Warrants evidenced hereby, a new Warrant Certificate of the same tenor and for the number of Warrants which are not exercised shall be issued by the Company in the name or upon the written order of the Holder of this Warrant Certificate upon the cancellation hereof.

     All Warrant Shares issuable by the Company upon the exercise of Warrants shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable and free of preemptive or similar rights. The Company shall pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of Warrant Shares on exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for Warrant Shares or payment of cash to any Person other than the Holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue or deliver any certificate or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or
(b) it has been established to the Company's satisfaction that any such tax or other charge that is or may become due has been paid.

     The Warrant Certificates are issuable only in registered form in denominations of whole numbers of Warrants. Upon surrender at the Corporate Office and payment of the charges specified herein and in the Warrant Agreement, this Warrant Certificate may be exchanged for Warrant Certificates in other authorized denominations or the transfer hereof may be registered in whole or in part in authorized denominations to one or more designated transferees, subject to the restrictions on transfer set forth herein and in the Warrant Agreement; provided, however, that such other Warrant Certificates issued upon exchange or registration of transfer shall evidence the same aggregate number of Warrants as this Warrant Certificate. The Company shall cause to be kept at the Corporate Office the Warrant Register in which, subject to such reasonable regulations as the Company may prescribe and such regulations as may be prescribed by law, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates.

2.   Expiration.

     Except as provided in the Warrant Agreement, all outstanding Warrants shall expire and all rights of the Holders of Warrant Certificates evidencing such Warrants shall terminate and cease to exist, as of 5:00 p.m., New York time, on the Expiration Date. "Expiration Date" shall mean November , 2000, or such earlier date as determined in accordance with the Warrant Agreement.

3.   Liquidation of the Company.

     If, on or prior to the Expiration Date, the Company (or any other Person controlling the Company) shall propose a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, each Warrantholder shall receive the securities, money or other property which such Warrantholder would have been entitled to receive had such Warrantholder been the holder of record of the Warrant Shares into which the Warrants were exercisable immediately prior to such dissolution, liquidation or winding up (net of the then applicable Warrant Price), and the rights to exercise such Warrants shall terminate.

4.   Anti-Dilution Adjustments.

     The number of Warrant Shares issuable upon exercise of a Warrant shall be adjusted on occurrence of certain events, including, without limitation, the payment of certain dividends on, or the making of certain distributions in respect of, the Common Shares, including the distribution of rights to purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price below the Current Market Price. An adjustment shall also be made in the event of a combination, subdivision or reclassification of the Common Shares. Adjustments will be made whenever and as often as any specified event requires an adjustment to occur.

5.   Procedure for Exercising Warrant.

     Subject to the provisions hereof and of the Warrant Agreement, the Holder of this Warrant Certificate may exercise all or any whole number of the Warrants evidenced hereby by either of the following methods:

         (A) The Holder may deliver to the Corporate Office (i) a written notice of such Holder's election to exercise all or a portion of the Warrants evidenced hereby, duly executed by such Holder in the form set forth below, which notice shall specify the number of Warrant Shares to be purchased,
     (ii) this Warrant Certificate and (iii) a sum equal to the aggregate Warrant Price for the Warrant Shares into which the Warrants represented by this Warrant Certificate are being exercised, which sum shall be paid in any combination elected by such Holder of (x) certified or official bank checks in New York Clearing House funds payable to the order of the Company and delivered to the Corporate Office, or (y) wire transfers in immediately available funds to the account of the Company at such banking institution as the Company shall have given notice to the Holders in accordance with the Warrant Agreement; or

         (B) The Holder may also exercise all or any of the Warrants in a "cashless" or "net-issue" exercise by delivering to the Company at the Corporate Agency Office (i) a written notice of such Holder's election to exercise all or a portion of the Warrants evidenced hereby, duly executed by such Holder in the form set forth below, which notice shall specify the number of Warrant Shares to be delivered to such Holder and the number of Warrant Shares with respect to which Warrants represented by this Warrant Certificate are being surrendered in payment of the aggregate Warrant Price for the Warrant Shares to be delivered to the Holder, and (ii) this Warrant Certificate. For purposes of this subparagraph (B), each Warrant Share as to which such Warrants are surrendered in payment of the aggregate Warrant Price will be attributed a value equal to (x) the Current Market Price per share of Common Shares minus (y) the then-current Warrant Price.

6.   Registered Holder.

     Prior to due presentment of this Warrant Certificate for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Warrant Certificate is registered as the owner hereof for all purposes, and neither the Company nor any agent of the Company shall be affected by notice to the contrary.

7.   Amendment.

     The Warrant Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Warrant Certificates under the Warrant Agreement at any time by the Company with the consent of the Holders of Warrant Certificates evidencing a majority of the then outstanding Warrants.

8.   Status as Warrantholder.

     Prior to the exercise of the Warrants, except as may be specifically provided for in the Warrant Agreement, (i) no Holder of a Warrant Certificate, as such, shall be entitled to any of the rights of a holder of Common Shares of the Company, including, without limitation, the right to vote at, or to receive any notice of, any meetings of stockholders of the Company; (ii) the consent of any Holder shall not be required with respect to any action or proceeding of the Company; (iii) except as provided with respect to the dissolution, liquidation or winding up of the Company, no Holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, shall have any right to receive any stock dividends, allotments or rights or other distributions (except as specifically provided in the Warrant Agreement), paid, allotted or distributed or distributable to the stockholders of the Company prior to or for which the relevant record date preceded the date of the exercise of such Warrant; and (iv) no Holder shall have any right not expressly conferred by the Warrant Agreement or Warrant Certificate held by such Holder. Notwithstanding anything herein to the contrary, if the Company declares and pays any cash dividend or makes any distribution in cash in respect of its Common Shares, it shall pay each Holder of Warrants an amount in cash equal to the amount that such Holder would have received had it been a holder of record of the Warrant Shares issuable upon exercise of its Warrants immediately prior to the record date for such dividend or distribution.

9.   Governing Law.

     THIS WARRANT CERTIFICATE, EACH WARRANT EVIDENCED THEREBY AND THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

10.  Definitions.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                                FORM OF EXERCISE

     In accordance with and subject to the terms and conditions hereof and of the Warrant Agreement, the undersigned registered Holder of this Warrant Certificate hereby irrevocably elects to exercise ____________________ Warrants evidenced by this Warrant Certificate or represents that such Holder has tendered the Warrant Price for each of the Warrants evidenced hereby being exercised in the aggregate amount of $_________ in the indicated combination of:

         (i) cash ($____________);

         (ii) certified bank check payable to the order of the Company ($________);

         (iii) official bank check in New York Clearing House funds payable to the order of the Company ($_________);

         (iv) or wire transfer in immediately available funds to the account designated by the Company for such purpose ($________); or

         (v) "cashless" or "net-issue" exercise with respect to ________ Warrants pursuant to Section 3.2(c)(ii) of the Warrant Agreement and
     Section 5(A) of this Warrant Certificate.

     The undersigned requests that the Warrant Shares issuable upon exercise be in fully registered form in such denominations and registered in such names and delivered, together with any other property receivable upon exercise, in such manner as is specified in the instructions set forth below.

     If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:                                           Name:
      --------------------------------                -------------------------
                                                      (Please Print)
--------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)                    Address:
                                                         ----------------------

                                                 ------------------------------

                                                 ------------------------------
                                                 Signature




Signature Guaranteed:


--------------------------------------

     Instructions (i) as to denominations and names of Warrant Shares issuable upon exercise and as to delivery of such securities and any other property issuable upon exercise and (ii) if applicable, as to Warrant Certificates evidencing unexercised Warrants:



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   Assignment

         (Form of Assignment To Be Executed If Holder Desires To Transfer Warrant Certificate)

     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto

         Please insert social security
         or other identifying number

         ---------------------------------------------

------------------------------------------------------
(Please print name and address including zip code)

------------------------------------------------------

the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint _________________ Attorney, to transfer said Warrant Certificate on the books of the within-named Company with full power of substitution in the premises.

Dated:

                                                       ------------------------
                                                       Signature



Signature Guaranteed:


------------------------------